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                                                                 EXHIBIT 1.1




                                2,000,000 Shares

                         PROGENICS PHARMACEUTICALS, INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT
                             ----------------------


                                                         _________, 1999



CIBC World Markets Corp.
BancBoston Robertson Stephens
Prudential Securities Incorporated
Gerard Klauer Mattison & Co.
Punk, Ziegel & Company, L.P.
c/o CIBC World Markets Corp.
CIBC Oppenheimer Tower
World Financial Center
New York, New York 10281

On behalf of the Several Underwriters
named on Schedule I attached hereto


Ladies and Gentlemen:

         Progenics Pharmaceuticals, Inc., a Delaware corporation (the "Company"), proposes to sell to you and the other underwriters named on Schedule I to this Agreement (the "Underwriters"), for whom you are acting as Representatives, an aggregate of 2,000,000 shares (the "Firm Shares") of the Company's Common Stock, $0.0013 par value (the "Common Stock"). In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional 300,000 shares (the "Option Shares") of Common Stock from it for the purpose of covering over-allotments in connection with the sale of the Firm Shares. The Firm Shares and the Option Shares are together called the "Shares."

         1. Sale and Purchase of the Shares. On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:




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                  (a) The Company  agrees to sell to each of the  Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from
the Company, at $    per share (the "Initial Price"), the number of Firm Shares set forth opposite the name of such Underwriter on Schedule I to this Agreement.

                  (b) The Company grants to the several Underwriters an option to purchase, severally and not jointly, all or any part of the Option Shares at the Initial Price. The number of Option Shares to be purchased by each Underwriter shall be the same percentage (adjusted by the Representatives to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares. Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as defined below), and only once thereafter within 30 days after the date of this Agreement, in each case upon written or telegraphic notice, or verbal or telephonic notice confirmed by written or telegraphic notice, by the Representatives to the Company no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date or at least two business days before the Option Shares Closing Date (as defined below), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase.

         2. Delivery and Payment. Delivery by the Company of the Firm Shares to the Representatives for the respective accounts of the Underwriters, and payment of the purchase price by wire transfer of immediately available funds to the Company, shall take place at the offices of Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019, at 10:00 a.m., New York City time, on the third business day following the date of this Agreement, or at such time on such other date, not later than 10 business days after the date of this Agreement, as shall be agreed upon by the Company and the Representatives (such time and date of delivery and payment are called the "Firm Shares Closing Date").

         In the event the option with respect to the Option Shares is exercised, delivery by the Company of the Option Shares to the Representatives for the respective accounts of the Underwriters and payment of the purchase price by wire transfer of immediately available funds to the Company shall take place at the offices of Dewey Ballantine LLP specified above at the time and on the date (which may be the same date as, but in no event shall be earlier than, the Firm Shares Closing Date) specified in the notice referred to in Section 1(b) (such time




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and date of delivery and payment are called the "Option Shares Closing Date").
The Firm Shares Closing Date and the Option Shares Closing Date are called, individually, a "Closing Date" and, together, the "Closing Dates."

         Certificates evidencing the Shares shall be registered in such names and shall be in such denominations as the Representatives shall request at least two full business days before the Firm Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in
Section 1(b) and shall be made available to the Representatives for checking and packaging, at such place as is designated by the Representatives, on the full business day before the Firm Shares Closing Date (or the Option Shares Closing Date in the case of the Option Shares).

         3. Registration Statement and Prospectus; Public Offering. The Company has prepared in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the published rules and regulations thereunder (the "Rules") adopted by the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 (No. 333- ), including a preliminary prospectus relating to the Shares, and has filed with the Commission the Registration Statement (as hereinafter defined) and such amendments thereof as may have been required to the date of this Agreement. Copies of such Registration Statement (including all amendments thereof) and of the related preliminary prospectus have heretofore been delivered by the Company to you. The term "Preliminary Prospectus" means any preliminary prospectus (as described in Rule 430 of the Rules) included at any time as a part of the Registration Statement or filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules. The term "Registration Statement" as used in this Agreement means the initial registration statement (including all exhibits, financial schedules and information deemed to be a part of the Registration Statement through incorporation by reference or otherwise), as amended at the time and on the date it becomes effective (the "Effective Date") including the information (if any) deemed to be part thereof at the time of effectiveness pursuant to Rule 430A of the Rules, and as thereafter amended by post-effective amendments. If the Company has filed an abbreviated registration statement to register additional Shares pursuant to Rule 462(b) under the Rules (the "462(b) Registration Statement") then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement at the time of effectiveness or, if Rule 430A of the Rules is relied on, the term Prospectus shall also include the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules.

         The Company understands that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Prospectus, as




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soon after the Effective Date and the date of this Agreement as the
Representatives deem advisable. The Company hereby confirms that the Underwriters and dealers have been authorized to distribute or cause to be distributed each Preliminary Prospectus and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

         4. Representations and Warranties of the Company. The Company hereby represents and warrants to each Underwriter as follows:

                  (a) On the Effective Date the Registration Statement complied, and on the date of the Prospectus, on the date any post-effective amendment to the Registration Statement shall become effective, on the date any supplement or amendment to the Prospectus is filed with the Commission and on each Closing Date, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the applicable provisions of the Securities Act and the Rules and the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the other dates referred to above neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. Notwithstanding the foregoing, none of the representations and warranties in this paragraph 4(a) shall apply to statements in, or omissions from, the Registration Statement or the Prospectus made in reliance upon, and in conformity with, information herein or otherwise furnished in writing by the Representatives on behalf of the several Underwriters for use in the Registration Statement or the Prospectus. With respect to the preceding sentence, the Company acknowledges that the only information furnished in writing by the Representatives on behalf of the several Underwriters for use in the Registration or the Prospectus is the paragraph with respect to




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         stabilization on the inside front cover page of the Prospectus and the statements contained under the caption "Underwriting" in the Prospectus.

                  (b) The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement of suspending or preventing the use of the Prospectus has been issued and no proceedings for that purpose have been instituted or are threatened under the Securities Act. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) of the Rules has been or will be made in the manner and within the time period required by such Rule 424(b).

                  (c) The documents incorporated by reference in the Registration Statement and the Prospectus, at the time they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act and, when read together and with the other information in the Registration Statement and the Prospectus, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except to the extent that any statements in such documents have been superseded by statements specifically set forth in the Registration Statement and the Prospectus.

                  (d) The financial statements of the Company (including all notes and schedules thereto) included in the Registration Statement and Prospectus present fairly the financial position, results of operations and cash flows and the stockholders' equity and the other financial information of the Company included therein at the respective dates and for the respective periods to which they apply; and such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of the results for such periods have been made; provided, however, that the interim financial statements contained in the Registration Statement and Prospectus shall be subject to normal year-end adjustments in accordance with generally accepted accounting principles. The summary and selected financial data included in the Prospectus present fairly the information shown therein as at the respective dates and for the respective periods specified and the summary and selected financial data have been presented on a basis consistent with the consolidated financial statements so set forth in the Prospectus and other financial information.

                  (e) PricewaterhouseCoopers LLP, whose reports are filed with the Commission as a part of the Registration Statement, are and, during




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         the periods covered by their reports, were independent public accountants as required by the Securities Act and the Rules.

                  (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Company has no subsidiaries and does not control, directly or indirectly, any corporation, partnership, joint venture, association or business. The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its business makes such qualification necessary except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations or financial condition of the Company. Except as disclosed in the Registration Statement and the Prospectus, the Company does not own, lease or license any asset or property or conduct any business outside the United States of America. The Company has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity, to own, lease and license its assets and properties and conduct its businesses as now being conducted and as described in the Registration Statement and the Prospectus except for such authorizations, approvals, consents, orders, material licenses, certificates and permits the failure to so obtain would not have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company (a "Material Adverse Effect"); no such authorization, approval, consent, order, license, certificate or permit contains a materially burdensome restriction other than as disclosed in the Registration Statement and the Prospectus; and the Company has all such corporate power and authority, and such authorizations, approvals, consents, orders, licenses, certificates and permits to enter into, deliver and perform this Agreement and to issue and sell the Shares (except as may be required under state and foreign Blue Sky laws).

                  (g) The Company has filed with the U.S. Food and Drug Administration (the "FDA"), and all applicable foreign, state and local regulatory bodies for, and received approval of, all registrations, applications, licenses, requests for exemptions, permits and other regulatory authorizations material to the conduct of the Company's business as it is now conducted; the Company is in compliance in all material respects with all such registrations, applications, licenses, requests for exemptions, permits and other regulatory authorizations, and all applicable FDA, foreign, state and local rules and regulations; the Company has no reason to believe that any party granting any such




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         registration, application, license, request for exemption, permit or other authorization is considering limiting, suspending or revoking the same.

                  (h) The human clinical trials, animal studies and other preclinical tests conducted by the Company or in which the Company has participated that are described in the Registration Statement and Prospectus or the results of which are referred to in the Registration Statement or Prospectus, and such studies and tests conducted on behalf of the Company (including but not limited to studies and tests conducted under institutional INDs filed by Memorial Sloan-Kettering Cancer Center ("Sloan-Kettering"), were and, if still pending, are being conducted in all material respects in accordance with experimental protocols, procedures and controls generally used by qualified experts in the preclinical or clinical study of products comparable to those being developed by the Company; the descriptions of the results of such studies, tests and trials contained in the Registration Statement and Prospectus are accurate and complete in all material respects, and the Company has no knowledge of any other trials, studies or tests, the results of which reasonably call into question the results described or referred to in the Registration Statement and Prospectus; the Company has not received any notices or correspondence from the FDA or any other governmental agency requiring the termination, suspension or modification (other than such modifications as are normal in the regulatory process) of any animal studies, preclinical tests or clinical trials conducted by or on behalf of the Company (including but not limited to studies and tests conducted under institutional INDs filed by Sloan-Kettering) or in which the Company has participated that are described in the Registration Statement or Prospectus or the results of which are referred to in the Registration Statement or Prospectus.

                  (i) The Company owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how, proprietary techniques, including processes and substances, and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as described in the Registration Statement and the Prospectus. The Company has not received any notice of, and to its best knowledge is not aware of, any infringement of or conflict with asserted rights of others with respect to any Intangibles which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect. The Company has not received any notice of and is not aware of any infringement of any of the Company's Intangibles by any third party which could have a Material Adverse Effect.




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                  (j) The Company has good title to each of the items of
         personal property which are reflected in the financial statements referred to in Section 4(c) or are referred to in the Registration Statement and the Prospectus as being owned by it and valid and enforceable leasehold interests in each of the items of real and personal property which are referred to in the Registration Statement and the Prospectus as being leased by it, in each case free and clear of all liens, encumbrances, claims, security interests and defects (collectively, "Liens"), except as described in the Registration Statement and the Prospectus and except to the extent that the failure to have such good title or the existence of any such Lien does not and will not have a Material Adverse Effect.

                  (k) There is no litigation or governmental or other proceeding or investigation before any court or before or by any public body or board pending or, to the Company's best knowledge, threatened (and the Company does not know of any reasonable basis therefor) against, or involving the assets, properties or business of, the Company which, if determined adversely to the Company, would materially adversely affect the value or the operation of any such assets or properties or the business, results of operations, prospects or condition (financial or otherwise) of the Company.

                  (l) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described therein, (i) there has not been any material adverse change in the assets or properties, business, results of operations, prospects or condition (financial or otherwise), of the Company, whether or not arising from transactions in the ordinary course of business; (ii) the Company has not sustained any material loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree; and (iii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, except as reflected in the Registration Statement or the Prospectus, the Company has not (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (B) entered into any transaction not in the ordinary course of business or (C) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its stock.

                  (m) There is no document or contract of a character required by the Securities Act or the Rules to be described in the Registration

         Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. Each agreement listed in the exhibits to the Registration Statement is in full force and effect and is valid and enforceable by and against the Company in accordance with its terms, assuming the due authorization, execution and delivery thereof by each of the other parties thereto. Neither the Company, nor, to the best of the Company's knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event would have a Material Adverse Effect. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company of any other agreement or instrument to which the Company is a party or by which it or its properties or business may be bound or affected which default or event would have a Material Adverse Effect.

                  (n) The Company is not in violation of any term or provision of its charter or by-laws or of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation would have a Material Adverse Effect.

                  (o) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it or any of its properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or violate any provision of the charter or by-laws of the Company, except to the extent that the Company has obtained consents or waivers which are in full force and effect.

                  (p) The Company has an authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus. All of the outstanding shares of Common Stock have been duly and validly issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive right, right of first refusal or first offer or other similar right. The Shares, when issued and sold pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment or binding plan or arrangement to issue, any share of stock of the Company or any security convertible into, or exercisable or exchangeable for, such stock. The Common Stock and the Shares conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Prospectus.

                  (q) No holder of any security of the Company has the right to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder during the period ending 90 days after the date of this Agreement. Each stockholder, director and executive officer of the Company (the "Locked-Up Holders) has delivered to the representatives his enforceable written lock-up agreement in the form attached to this Agreement (the "Lock-Up Agreements").

                  (r) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (ii) to the extent that rights to indemnity or contribution under this Agreement may be limited by Federal and state securities laws or the public policy underlying such laws.

                  (s) The Company is not involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, which dispute would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors which would have a Material Adverse Effect. The Company is not aware of any threatened or pending litigation between the Company and any of its executive officers which, if adversely determined, could have a Material Adverse Effect and has no reason to believe that such officers will not remain in the employment of the Company.

                  (t) No transaction has occurred between or among the Company and any of its officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in and is not described in the Registration Statement and the Prospectus.

                  (u) The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any of the Shares.

                  (v) The Company has filed all Federal, state, local and foreign tax returns which are required to be filed by it through the date hereof, or has received extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due. There are no tax audits or investigations pending, which if adversely determined would have a Material Adverse Effect; nor are there any material proposed additional tax assessments against the Company.

                  (w) The Shares have been duly authorized for quotation on Nasdaq National Market.

                  (x) The books, records and accounts of the Company accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability,
         (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (y) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the business in which it is engaged or proposes to engage after giving effect to the transactions described in the Prospectus; all policies of insurance fidelity or surety bonds insuring the Company or its business, assets, employees, officers and directors against such losses and risk are in full force and effect; the Company is in compliance with the terms of such policies and instruments in all material respects; and the Company has no reason to believe that it will not be able to renew its existing insurance coverage against such losses and risk as and when such coverage expires or to obtain similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. The Company has not been denied any insurance coverage against such losses and risk which it has sought or for which it has applied.

                  (z) Each approval, consent, order, authorization, designation, declaration or filing of, by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated required to be obtained or performed by the Company (except such additional steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or may be necessary to qualify the Shares for public offering by the Underwriters under the state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

                  (aa) There are no affiliations with the NASD among the Company's officers, directors or, to the best of the knowledge of the Company, any five percent or greater stockholder of the Company, except as set forth in the Registration Statement or otherwise disclosed in writing to the Representatives.

                  (bb) (i) The Company is in compliance in all material respects with all rules, laws and regulation relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Law") which are applicable to its business; (ii) the Company has not received any notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) the Company has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval; (iv) to the Company's knowledge, no facts currently exist that will require the Company to make future material capital expenditures to comply with Environmental Laws; and (v) no property which is or has been owned, leased or occupied by the Company has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.) or otherwise designated as a contaminated site under applicable state or local law. The Company has not been named as a "potentially responsible party" under the CER, CLA 1980.

                  (cc) In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which the Company identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect.

                  (dd) Neither the Company or any other person associated with or acting on behalf of the Company including, without limitation, any director, officer, agent or employee of the Company has not, directly or indirectly, while acting on behalf of the Company (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

                  (ee) The Company is not and, after giving effect to the offering and sale of the Shares and the application of proceeds thereof as described in the Prospectus, will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

                  (ff) The Company has reviewed its operations to evaluate the extent to which the business or operations of the company will be affected by the Year 2000 Problem (that is, any significant risk that computer hardware or software applications used by the Company will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000); as a result of such review, (i) the Company has no reason to believe, and does not believe, that (A) there are any issues related to the Company's preparedness to address the Year 2000 Problem that are of a character required to be described or referred to in the Registration Statement or Prospectus which have not been accurately described in the Registration Statement or Prospectus and (B) the Year 2000 Problem will have a material adverse effect on the business or results of operations of the Company, or result in any material loss or interference with the business or operations of the Company, and (ii) the Company reasonably believes, after due inquiry, that the suppliers, vendors, customers or other material third parties used or served by the Company are addressing or will address the Year 2000 Problem in a timely manner, except to the extent that a failure to address Year 2000 by a supplier, vendor, customer or material third party would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company.

         5. Conditions of the Underwriters' Obligations. The obligations of the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

                  (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a)(i) of this Agreement.

                  (b) No order preventing or suspending the use of any preliminary prospectus or the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Representatives.

                  (c) The representations and warranties of the Company contained in this Agreement and in the certificates delivered pursuant to Section 5(d) shall be true and correct when made and on and as of each Closing Date as if made on such date and the Company shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by it at or before such Closing Date.

                  (d) The Representatives shall have received on each Closing Date a certificate, addressed to the Representatives and dated such Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company to the effect that (i) the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of the Company in this Agreement are true and correct on and as of such Closing Date with the same effect as if made on such Closing Date and the Company has performed all covenants and agreements and satisfied all conditions contained in this

         Agreement required to be performed or satisfied by it at or prior to such Closing Date and (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and to the best of their knowledge, no proceedings for that purpose have been instituted or are pending under the Securities Act.

                      (e) The Representatives shall have received on the
             Effective Date, at the time this Agreement is executed and on each Closing Date a signed letter from PricewaterhouseCoopers LLP addressed to the Representatives and dated, respectively, the Effective Date, the date of this Agreement and each such Closing Date, in form and substance reasonably satisfactory to the Representatives.

                      (f) The Representatives shall have received on each
             Closing Date from Dewey Ballantine LLP, counsel for the Company, an opinion, addressed to the Representatives and dated such Closing Date, and stating in effect that:

                              (i) The Company has been duly incorporated and is
                      validly existing as a corporation in good standing under the laws of the State of Delaware. The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its businesses makes such qualification necessary, except for such jurisdictions where the failure to so qualify would not have a Material Adverse Effect.

                              (ii) The Company has all requisite corporate power
                      and authority to own, lease and license its assets and properties and conduct its business as described in the Registration Statement and the Prospectus; and the Company has all requisite corporate power and authority to enter into, deliver and perform this Agreement and to issue and sell the Shares.

                              (iii) The authorized and issued capital stock of
                      the Company is as set forth in the Registration Statement and the Prospectus; the certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company; all of the outstanding shares of Common Stock of the Company have been duly and validly authorized and have been duly and validly issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive right, right of first refusal or first offer or other similar right set forth in the Company's Certificate of

                      Incorporation, as amended, or in certain agreements specified in such opinion or as provided by the Delaware General Corporation Law (with such exceptions as may be acceptable to the Representatives), except for those violations which have since been validly waived. The Shares when issued and sold pursuant to this Agreement will be duly and validly issued, outstanding, fully paid and nonassessable and none of them will have been issued in violation of any preemptive right, right of first refusal or first offer or other similar right set forth in the Company's Certificate of Incorporation, as amended, or in certain agreements specified in such opinion or as provided by the Delaware General Corporation Law (with such exceptions as may be acceptable to the Representatives). To such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment or binding plan or arrangement to issue, any share of stock of the Company or any security convertible into, exercisable for, or exchangeable for stock of the Company. The Common Stock and the Shares conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

                              (iv) To such counsel's knowledge, no holder of any
                      security of the Company has the right to have any security owned by such holder included in the Registration Statement or, except as described in the Registration Statement, to demand registration of any security during the period ending 90 days after the Effective Date, except for those rights which have been validly waived.

                              (v) Each of the Lock-Up Agreements executed by the
                      Company's stockholders, directors and officers has been duly and validly delivered by such persons and constitutes the legal, valid and binding obligation of each such person enforceable against each such person in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

                              (vi) All necessary corporate action has been duly
                      and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares. This Agreement has been duly and validly authorized, executed and delivered by the Company and this Agreement constitutes the legal, valid and binding obligation of the Company enforceable against the Company and the Parent in accordance with their respective terms except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

                              (vii) Neither the execution, delivery and
                      performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, note or other agreement or instrument known to such counsel and to which the Company is a party or by which it or any of its properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation known to such counsel or violate any provision of the Certificate of Incorporation, as amended, or by-laws of the Company.

                              (viii) No consent, approval, authorization or
                      order of any court or governmental agency or body is required for the performance of this Agreement by the Company or the consummation of the transactions contemplated hereby, including without limitation the sale of the Shares, except such as have been obtained under the Securities Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the several Underwriters.

                              (ix) To such counsel's knowledge, there is no
                      litigation or governmental or other proceeding or investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company which, if determined adversely to the Company, would have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company.

                              (x) The statements in the Prospectus under the
                      captions ["RISK FACTORS - IF WE LOSE OUR COLLABORATIVE PARTNERS..."; "RISK FACTORS - IF SUFFICIENT QUANTITIES OF THE RAW MATERIALS NEEDED TO MAKE OUR PRODUCTS ARE NOT AVAILABLE...; "RISK FACTORS - WE ARE DEPENDENT UPON THIRD PARTIES...;" "RISK FACTORS - WE LACK SALES AND MARKETING EXPERTISE..."; "RISK FACTORS - WE ARE DEPENDENT ON OUR PATENTS AND PROPRIETARY RIGHTS..."; "RISK FACTORS - ANTI-TAKEOVER PROVISIONS MAY DISCOURAGE HOSTILE BIDS..."; "BUSINESS - LICENSES"; "BUSINESS - CORPORATE COLLABORATIONS"; "BUSINESS - GOVERNMENT GRANTS AND CONTRACTS" (OTHER THAN THE FIRST SENTENCE THEREOF); "BUSINESS -- PATENTS AND PROPRIETARY TECHNOLOGY" (TO THE EXTENT SUCH SECTION DESCRIBES THE COLUMBIA LICENSE AGREEMENT (AS DEFINED BELOW), THE COLUMBIA LICENSED PATENTS (AS DEFINED BELOW) AND THE SLOAN-KETTERING LICENSE AGREEMENT (AS DEFINED BELOW))]; "Certain Transactions"; "Description of Capital Stock"; and "Shares Eligible for Future Sale", insofar as such statements constitute a summary of documents referred to therein or matters of law, are fair summaries in all material respects and accurately present in all material respects the information called for with respect to such documents and matters. All contracts and other documents known to such counsel and required by the Securities Act and the Rules to be filed as exhibits to, or described in, the Registration Statement have been so filed with the Commission or are fairly described in the Registration Statement, as the case may be.

                              (xi) The Registration Statement, all preliminary
                      prospectuses and the Prospectus and each amendment or supplement thereto (except for the financial statements and schedules and other financial and statistical data included therein, as to which such counsel need not express an opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules.

                              (xii) The Registration Statement has become
                      effective under the Securities Act, and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened, pending or contemplated.

                              (xiii) All necessary corporate action has been
                      duly and validly taken by the Company to authorize the execution, delivery and performance of (A) the License Agreement dated March 1, 1989, as amended by a Letter Agreement dated March 1, 1989, and as amended by a Letter Agreement dated October 22, 1996, between the Company and the Trustees of Columbia University (the "Columbia License Agreement"), (B) the License Agreement dated November 17, 1994 between the Company and Sloan-Kettering Institute for Cancer Research (the "Sloan-Kettering License Agreement"),
                      (C) the QS-21 License and Supply Agreement dated August 31, 1995 between the Company and Aquila Biopharmaceuticals Inc. (the "Aquila QS-21 License Agreement") and the gp120 Sublicense Agreement dated March 17, 1995 between the Company and Aquila Biopharmaceuticals Inc. (the "Aquila gp120 Sublicense Agreement"), (D) the License Agreement dated June 25, 1996 between the Company and The Regents of the University of California (the "UCAL License Agreement") and (E) the Joint Development and Master License Agreement dated April 15, 1997 between the Company and Bristol-Myers Squibb Company, and each of the agreements related thereto or contemplated thereby (collectively, the "BMS License Agreements"). [ADD FURTHER MATERIAL LICENSES AND COLLABORATIVE AGREEMENTS.] The Columbia License Agreement, the Sloan-Kettering License Agreement, the Aquila QS-21 License Agreement, the Aquila gp120 Sublicense Agreement, the UCAL License Agreement and the BMS License Agreements have been duly and validly executed and delivered by the Company.

                              (xiv) To such counsel's knowledge, the Company has
                      not received any notice of infringement or of conflict with asserted rights of others with respect to any patents, patent applications, licenses or know-how, proprietary techniques, including processes and substances, other similar rights and proprietary knowledge relating to the patents and patent applications licensed to the Company under the Columbia License Agreement (such patents and patent applications being collectively referred to herein as the "Columbia Licensed Patents"), which could result in any material adverse effect upon the Company.

                              (xv) To such counsel's knowledge, there are no
                      legal or governmental proceedings pending relating to the Columbia Licensed Patents, other than review of pending applications for patents, and to such counsel's knowledge no such proceedings are threatened or contemplated by governmental authorities or others.

             To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel satisfactory to the Representatives as to matters which are governed by laws other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States; provided that such counsel shall state that in their opinion the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Representatives and counsel for the Underwriters.

             In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Representatives and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need make no statement) on the date thereof contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

             (g) The Representatives shall have received on each Closing Date from Cooper & Dunham LLP, patent counsel for the Company, an opinion addressed to the Representatives and dated such Closing Date, to the effect that such counsel is familiar with the technology used by the Company in its business and has read the portions of the Registration Statement and the Prospectus headed:
["RISK FACTORS - WE ARE DEPENDENT UPON OUR PATENTS AND PROPRIETARY RIGHTS..."; "BUSINESS - LICENSES" AND "BUSINESS - PATENTS AND PROPRIETARY TECHNOLOGY"] (collectively, the "Technology Portion"), and that, except to the extent that the following opinions relate to the Company's ganglioside conjugate vaccine technology and products as to which such counsel provides no opinion:

                      (i) such counsel has no knowledge of any facts which would preclude the Company from having clear title to the Company's patents or patent applications referenced in the Technology Portion. To the best of such counsel's knowledge, the Company does not lack and will not be unable to obtain any rights or licenses to use any patent or know-how necessary to conduct the business now conducted or proposed to be conducted by the Company as described in the Prospectus, including without limitation the Company's business relating to HIV receptor technology and products (except with respect to the Columbia License Agreement and the Columbia Licensed Patents as to which such counsel need express no opinion). To the best of such counsel's knowledge, the Company has not received any notice of infringement or of conflict with asserted rights of others with respect to any patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses or know-how, proprietary techniques, including processes and substances, and other similar rights and proprietary knowledge (except with respect to the Columbia Licensed Patents as to which such counsel need express no opinion) which could result in any material adverse effect upon the Company. Such counsel is not aware of any patents of others (except with respect to the Columbia Licensed Patents as to which such counsel need express no opinion) which are infringed by specific products or processes of the Company referred to in the Prospectus in such manner as to materially and adversely affect the Company;

                      (ii) to the best of such counsel's knowledge, there are no legal or governmental proceedings pending relating to trade secrets, trademarks, service marks or other proprietary information or materials of the Company (except with respect to the Columbia Licensed Patents as to which such counsel need express no opinion), other than review of pending applications for patents, and to the best of such counsel's knowledge no such proceedings are threatened or contemplated by governmental authorities or others;

                      (iii) such counsel does not know of any material contracts or other material documents relating to the Company's proprietary information (except with respect to the Columbia Licensed Patents as to which such counsel need express no opinion), other than those filed as exhibits to the Registration Statement; and

                      (iv) the statements under the captions ["RISK FACTORS - WE
             ARE DEPENDENT UPON OUR PATENTS AND PROPRIETARY RIGHTS..."; "BUSINESS - LICENSES" AND "BUSINESS - PATENTS AND PROPRIETARY TECHNOLOGY"] (except with respect to those statements that describe the Columbia License Agreement and the Columbia Licensed Patents as to which such counsel need express no opinion), insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate summaries and fairly and correctly present, in all material respects, the information called for with respect to such documents and matters and such counsel has no reason to believe that the statements therein are untrue or that there is an omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such counsel may rely on representations of the Company with respect to the factual matters contained in such statements, provided that such counsel shall state that nothing has come to the attention of such counsel which leads them to believe that such representations are not true and correct in all material respects.

             (h) The Representatives shall have received on each Closing Date from Wolf, Greenfield & Sacks, P.C., special patent counsel for the Company, an opinion addressed to the Representatives and dated such Closing Date, to the effect that such counsel is familiar with the Company's ganglioside conjugate vaccine technology and products and has read the portions of the Registration Statement and the Prospectus headed: ["RISK FACTORS - WE ARE DEPENDENT UPON OUR PATENTS AND PROPRIETARY RIGHTS..."; "BUSINESS LICENSES" AND "BUSINESS - PATENTS AND PROPRIETARY TECHNOLOGY"] (collectively, the "Technology Portion"), and that, solely with respect to the Company's ganglioside conjugate vaccine technology and products (the "Conjugate Vaccines"):

                      (i) To the best of such counsel's knowledge, the Company
             does not lack and will not be unable to obtain any rights or licenses to use any patent or know-how necessary to make, use, import, offer for sale and sell the Company's Conjugate Vaccines described in the Prospectus and as presently used by the Company or as proposed to be used and sold by the Company as described in the Prospectus. To the best of such counsel's knowledge, the Company has not received any notice of infringement or of conflict with asserted rights of others with respect to any patents, patent applications, licenses or know-how, proprietary techniques, including processes and substances, and other similar rights and proprietary knowledge which could result in any material adverse effect upon the Company. Such counsel is not aware of any patents of others which are not licensed by the Company and which are infringed by the Company as a result of the Company's making, using, importing, offering for sale or selling its Conjugate Vaccine;

                      (ii) to the best of such counsel's knowledge, there are no legal or governmental proceedings pending relating to proprietary information or materials of the Company, other than review of pending applications for patents, and to the best of such counsel's knowledge no such proceedings are threatened or contemplated by governmental authorities or others; and

                      (iii) the statements under the captions ["RISK FACTORS -
             WE ARE DEPENDENT UPON OUR PATENTS AND PROPRIETARY RIGHTS..."; "BUSINESS - LICENSES" AND "BUSINESS - PATENTS AND PROPRIETARY TECHNOLOGY"], insofar as such statements constitute a summary of patents or of law, are accurate summaries and fairly and correctly present, in all material respects, the information called for with respect to such matters and such counsel has no reason to believe that the statements therein are untrue or that there is an omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such counsel may rely on representations of the Company with respect to the factual matters contained in such statements, provided that such counsel shall state that nothing has come to the attention of such counsel which leads them to believe that such representations are not true and correct in all material respects.

                      (i) The Representatives shall have received on each Closing Date from Venable, Baetjer, Howard & Civiletti, L.L.P., FDA counsel for the Company, an opinion addressed to the Representatives and dated such Closing Date, to the effect that such counsel has read the portions of the Registration Statement and the Prospectus headed: ["BUSINESS - GOVERNMENT REGULATION"] (collectively, the "Regulatory Portion"), that the statements under such captions, insofar as such statements constitute a summary of matters of law pertaining to the regulation of the Company's business by the Food and Drug Administration, are accurate summaries and fairly and correctly present, in all material respects, the information called for with respect to such matters and such counsel has no reason to believe that the statements therein are untrue or that there is an omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such counsel may rely on representations of the Company with respect to the factual matters contained in such statements, provided that such counsel shall state that nothing has come to the attention of such counsel which leads them to believe that such representations are not true and correct in all material respects.

             (j) All proceedings taken in connection with the sale of the Firm Shares and the Option Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and their counsel and the Underwriters shall have received from Hale and Dorr LLP a favorable opinion, addressed to the Representatives and dated such Closing Date, with respect to the Shares, the Registration Statement and the Prospectus, and such other related matters, as the Representatives may reasonably request, and the Company shall have furnished to Hale and Dorr LLP such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

             6. Covenants of the Company.

             (a) The Company covenants and agrees as follows:

                      (i) The Company shall prepare the Prospectus in a form
             approved by the Representatives and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act.

                      (ii) The Company shall promptly advise the Representatives
             (A) when any amendment to the Registration Statement shall have become effective, (B) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (C) of the prevention or suspension of the use of any preliminary prospectus or the Prospectus or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus unless the Company has furnished the Representatives a copy for its review prior to filing and shall not file any such proposed amendment or supplement to which the Representatives reasonably object. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                      (iii) If, at any time when a prospectus relating to the
             Shares is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (ii) of this Section 6(a), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

                      (iv) The Company shall make generally available to its
             security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company's fiscal year), an earnings statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

                      (v) The Company shall furnish to the Representatives and
             counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof), and to each other Underwriter a copy of the Registration Statement (without including all exhibits thereto and all amendments thereof), and, so long as delivery of a prospectus by an underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any preliminary prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request.

                      (vi) The Company shall cooperate with the Representatives
             and their counsel in endeavoring to qualify the Shares for offer and sale under the laws of such jurisdictions as the Representatives may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

                      (vii) For a period of five years after the date of this
             Agreement, the Company shall supply to the Representatives and to each other Underwriter who may so request in writing, copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock and to furnish to the Representatives a copy of each annual or other report it shall be required to file with the Commission (including the Report on Form SR required by Rule 463 of the Rules).

                      (viii) Without the prior written consent of CIBC World
             Markets Corp., for a period of 90 days after the date of this Agreement, the Company shall not issue, sell or register with the Commission (other than on Form S-8 or on any successor form), or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into or exercisable or exchangeable for equity securities of the Company), except for the issuance of (A) the Shares pursuant to the Registration Statement, (B) shares of the Company's Common Stock pursuant to the Company's existing stock option plan, equity compensation plan or currently outstanding warrants, or (C) shares of Common Stock or securities convertible into or exercisable or exchangeable for equity securities of the Company in connection with licensing, research and development or other collaborative arrangements, provided that the transferee of any securities described in this clause (C) delivers to the Representatives a lock-up agreement of the type and on the terms described in paragraph 4(q) of this Agreement. In the event that during this period, (i) any shares are issued pursuant to the Company's existing stock option plan or bonus plan that are exercisable during such 90 day period or (ii) any registration is effected on Form S-8 or on any successor form relating to shares that are exercisable during such 90 period, the Company shall obtain the written agreement of such grantee or purchaser or holder of such registered securities that, for a period of 90 days after the date of this Agreement, such person will not, without the prior written consent of CIBC World Markets Corp., offer for sale, sell, distribute, grant any option for the sale of, or otherwise dispose of, directly or indirectly, or exercise any registration rights with respect to, any shares of Common Stock (or any securities convertible into, exercisable for, or exchangeable for any shares of Common Stock) owned by such person.

                      (ix) On or before completion of this offering, the Company shall make all filings required under applicable federal securities laws and by the Nasdaq National Market (including any required registration under the Exchange Act).

                      (x) Without the prior written consent of CIBC World
             Markets Corp., for a period of 90 days after the date of this Agreement, the Company shall not, by amending, terminating or waiving any agreement between the Locked-up Holder and the Company described in Section

             4(q) or otherwise, permit any Locked-up Holder to offer for sale, sell, distribute, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any Shares of Common Stock (or any securities convertible into, exercisable for, or exchangeable for any Shares of Common Stock).

                      (xi) The Company will apply the net proceeds from the
             offering of the Shares in the manner set forth under "Use of Proceeds" in the Prospectus.

             (b) The Company agrees to pay, or reimburse if paid by the Representatives, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the public offering of the Shares and the performance of the obligations of the Company under this Agreement including those relating to: (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, each preliminary prospectus, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus, and the printing, filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Shares to the Underwriters; (iii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 6(a)(vi), including the reasonable fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of each preliminary prospectus, the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (v) the filing fees of the National Association of Securities Dealers, Inc. in connection with its review of the terms of the public offering; (vi) the furnishing (including costs of shipping and mailing) to the Representatives and to the Underwriters of copies of all reports and information required by Section 6(a)(vii); (vii) inclusion of the Shares for quotation on the Nasdaq National Market; and (viii) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company to the Underwriters. Subject to the provisions of Section 9, the Underwriters agree to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement not payable by the Company pursuant to the preceding sentence, including, without limitation, the fees and disbursements of counsel for the Underwriters.

             7.       Indemnification.

                      (a) The Company agrees to indemnify and hold harmless each
             Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, or in any Blue Sky application or other information or other documents executed by the Company filed in any state or other jurisdiction to qualify any or all of the Shares under the securities laws thereof (any such application, document or information being hereinafter referred to as a "Blue Sky Application") or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) in whole or in part upon any breach of the representations and warranties set forth in Section 4 hereof, or (iii) in whole or in part upon any failure of the Company to perform any of its obligations hereunder or under law; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such preliminary prospectus, the Registration Statement or the Prospectus, or such amendment or supplement thereto, or in any Blue Sky Application in reliance upon and in conformity with information furnished in writing to the Company by the Representatives on behalf of any Underwriter specifically for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have. Notwithstanding the foregoing, the Company shall not be liable to any Underwriter with respect to any preliminary prospectus or any preliminary prospectus supplement, to the extent that any such loss, claim, damage or liability of any Underwriter results solely from an untrue statement of a material fact contained in, or the omission of a material fact from, such preliminary prospectus, which untrue statement or omission was corrected in the Prospectus, if the Company shall sustain the burden of proving that (i) the Underwriter sold Shares to the person alleging such loss, claim, damage or liability without sending or giving or making available electronically, at or prior to the written confirmation of such sale, a copy of the Prospectus to such person,
             (ii) delivery of a Prospectus was required under the Securities Act, and (iii) the Company delivered to the Underwriter copies of such Prospectus in such quantities as it shall have reasonably requested.

                      (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, contained in the (i) concession and reallowance figures appearing under the caption "Underwriting" and
             (ii) the stabilization information contained under the caption "Underwriting" in the Prospectus; provided, however, that the obligation of each Underwriter to indemnify the Company (including any controlling person, director or officer thereof) shall be limited to the net proceeds received by the Company from such Underwriter.

                      (c) Any party that proposes to assert the right to be
             indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 7(a) or 7(b) shall be available to any party who shall fail to give notice as provided in this Section 7(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent, which consent shall not be unreasonably withheld or delayed.

             8. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in
Section 7(a) or 7(b) is due in accordance with its terms but for any reason is held to be unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b), then each indemnifying party shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) to which the indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in
Section 7 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts but before deducting expenses) received by the Company, as set forth in the table on the cover page of the Prospectus, bear to (y) the underwriting discounts received by the Underwriters, as set forth in the table on the cover page of the Prospectus. The relative fault of the Company or the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact related to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, (i) in no case shall any Underwriter (except as may be provided in the Agreement Among Underwriters) be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder, and (ii) the Company shall be liable and responsible for any amount in excess of such underwriting discount; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) in the immediately preceding sentence of this
Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section. No party shall be liable for contribution, with respect to any action, suit, proceeding or claim settled without its written consent. The Underwriters' obligations to contribute pursuant to this Section 8 are several in proportion to their respective underwriting commitments and not joint.

             9. Termination. This Agreement may be terminated with respect to the Shares to be purchased on a Closing Date by the Representatives by notifying the Company at any time

                      (a) in the absolute discretion of the Representatives at
             or before any Closing Date: (i) if on or prior to such date, any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representatives will in the future materially disrupt, the securities markets; (ii) if there has occurred any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, inadvisable to proceed with the offering;
             (iii) if there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Representatives, inadvisable or impracticable to market the Shares;
             (iv) if trading in the Shares has been suspended by the Commission or trading generally on the New York Stock Exchange, Inc., on the American Stock Exchange, Inc. or on the Nasdaq National Market has been suspended or limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by said exchanges or by order of the Commission, the National Association of Securities Dealers, Inc., or any other governmental or regulatory authority; (v) if a banking moratorium has been declared by any state or Federal authority, or (vi) if, in the judgment of the Representatives, there has occurred a Material Adverse Effect; or

                      (b) at or before any Closing Date, that any of the
             conditions specified in Section 5 shall not have been fulfilled when and as required by this Agreement.

             If this Agreement is terminated pursuant to any of its provisions, the Company shall not be under any liability to any Underwriter except as set forth in Section 6(b), and no Underwriter shall be under any liability to the Company, except that (y) if this Agreement is terminated by the Representatives or the Underwriters because of any failure, refusal or inability on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (z) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company or to the other Underwriters for damages occasioned by its failure or refusal.

             10. Substitution of Underwriters. If one or more of the Underwriters shall fail (other than for a reason sufficient to justify the cancellation or termination of this Agreement under Section 9) to purchase on any Closing Date the Shares agreed to be purchased on such Closing Date by such Underwriter or Underwriters, the Representatives may find one or more substitute underwriters to purchase such Shares or make such other arrangements as the Representatives may deem advisable or one or more of the remaining Underwriters may agree to purchase such Shares in such proportions as may be approved by the Representatives, in each case upon the terms set forth in this Agreement. If no such arrangements have been made by the close of business on the business day following such Closing Date,

                      (a) if the number of Shares to be purchased by the
             defaulting Underwriters on such Closing Date shall not exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then each of the nondefaulting Underwriters shall be obligated to purchase such Shares on the terms herein set forth in proportion to their respective obligations hereunder; provided, that in no event shall the maximum number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 10 by more than one-ninth of such number of Shares without the written consent of such Underwriter, or

                      (b) if the number of Shares to be purchased by the
             defaulting Underwriters on such Closing Date shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, then the Company shall be entitled to an additional business day within which it may, but is not obligated to, find one or more substitute underwriters reasonably satisfactory to the Representatives to purchase such Shares upon the terms set forth in this Agreement.

             In any such case, either the Representatives or the Company shall have the right to postpone the applicable Closing Date for a period of not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus) may be effected by the Representatives and the Company. If the number of Shares to be purchased on such Closing Date by such defaulting Underwriter or Underwriters shall exceed 10% of the Shares that all the Underwriters are obligated to purchase on such Closing Date, and none of the nondefaulting Underwriters or the Company shall make arrangements pursuant to this Section within the period stated for the purchase of the Shares that the defaulting Underwriters agreed to purchase, this Agreement shall terminate with respect to the Shares to be purchased on such Closing Date without liability on the part of any nondefaulting Underwriter to the Company and without liability on the part of the Company, except in both cases as provided in

Sections 6(b), 7, 8 and 9. The provisions of this Section shall not in any way affect the liability of any defaulting Underwriter to the Company or to the nondefaulting Underwriters arising out of such default. A substitute underwriter hereunder shall become an Underwriter for all purposes of this Agreement.

             11. Miscellaneous. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Sections 7 and 8 hereof, and shall survive delivery of and payment for the Shares. The provisions of Sections 6(b), 7, 8 and 9 shall survive the termination or cancellation of this Agreement.

             This Agreement has been and is made for the benefit of the Underwriters and the Company and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

             All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing, (a) if to the Representatives, c/o CIBC World Markets Corp., World Financial Center, New York, New York 10281 Attention: Peter J. Crowley, and (b) if to the Company, to its agent for service as such agent's address appears on the cover page of the Registration Statement.

             This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

             This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

             Please confirm that the foregoing correctly sets forth the agreement among us.



                              Very truly yours,


                              PROGENICS PHARMACEUTICALS,
                              INC.



                              By:
                              Name:  Paul J. Maddon
                              Title: Chairman and Chief
                                     Executive Officer


Confirmed:

CIBC WORLD MARKETS CORP.
BANCBOSTON ROBERTSON STEPHENS
PRUDENTIAL SECURITIES INCORPORATED
GERARD KLAUER MATTISON & CO.
PUNK, ZIEGEL & COMPANY, L.P.

      Acting severally on behalf of itself and as the representative of the several
      Underwriters named in Schedule I
      annexed hereto


      By:  CIBC World Markets Corp.


             By:
             Name:   Peter J. Crowley
             Title:  Managing Director

                                   SCHEDULE I



                                                                     NUMBER OF
                                                                  FIRM SHARES TO
         NAME                                                      BE PURCHASED
         ----                                                      ------------
CIBC World Markets Corp.
BancBoston Robertson Stephens
Prudential Securities Incorporated
Gerard Klauer Mattison & Co.
Punk, Ziegel & Company, L.P.






TOTAL

                            Form of Lock-Up Agreement
                            -------------------------


October ___, 1999



CIBC World Markets Corp.
As Representatives of the
Several Underwriters
c/o CIBC World Markets Corp.
One World Financial Center
New York, NY  10281

Ladies and Gentlemen:

             The undersigned is a shareholder of Progenics Pharmaceuticals, Inc. (the "Company") and wishes to facilitate the public offering (the "Offering") of Common Stock of the Company ("Common Stock") pursuant to a Registration Statement on Form S-3 (the "Registration Statement") to be transmitted for filing with the Securities and Exchange Commission on or about October __, 1999.

             In consideration of the foregoing, and in order to induce you to act as underwriters in the Offering, the undersigned hereby irrevocably agrees that it will not, directly or indirectly, sell, offer, contract to sell, transfer the economic risk of ownership in, make any short sale, pledge or otherwise dispose of any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock, whether now owned or hereinafter acquired by the undersigned or with respect to which the undersigned has the power of disposition or beneficial ownership, without the prior written consent of CIBC World Markets Corp. acting alone, for a period commencing on the date of the execution hereof until the expiration of 90 days after the date of the final prospectus relating to the Offering.

             The undersigned hereby waives any rights of the undersigned to sell Common Stock or any other security issued by the Company pursuant to the Registration Statement, and acknowledges and agrees that for a period commencing on the date of execution hereof until the expiration of 90 days after the date of the final prospectus relating to the Offering the undersigned has no right to require the Company to register under the Securities Act of 1933, as amended, such Common Stock or other securities issued by the Company and beneficially owned by the undersigned.

             The undersigned understands that the agreements of the undersigned are irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns. The undersigned agrees and consents to the entry of stop transfer instruments with the Company's transfer agent against the transfer of Common Stock or other securities of the Company held by the undersigned except in compliance with this agreement.



                                          Very truly yours,



Dated:_______________________
__________________________________
                               (For entity print name)



                By:_______________________________
                                             (Signature)


                Name:_____________________________
                                             (Print name of signer)


                Title:____________________________
                                             (Print title of signing for entity)